NALCO COMPANY

SUPPLEMENTAL PROFIT SHARING PLAN

TABLE OF CONTENTS

ARTICLE I    INTRODUCTION
1.1.    Adoption and Effective Date
1.2.    Purpose

ARTICLE II    DEFINITIONS AND CONSTRUCTION
2.1.    Definitions
2.2.    Gender and Number; Headings
2.3.    Incorporation of the Qualified Plan

ARTICLE III    PARTICIPATION
3.1.    Participation

ARTICLE IV    MAINTENANCE OF ACCOUNTS
4.1.    Accounts
4.2.    Profit Sharing Credits
4.3.    Earnings Credits
4.4.    Vesting Upon Retirement, Death or Disability
4.5.    Vesting Upon Other Termination of Employment
4.6.    Participant Statements

ARTICLE V    DISTRIBUTION OF ACCOUNTS
5.1.    Form of Distributions
5.2.    Timing of Distributions
5.3.    Offset for Amounts Received Under Other Arrangements

ARTICLE VI    ADMINISTRATION
6.1.    Administration
6.2.    Claims Procedure
6.3.    Finality of Determination
6.4.    Expenses
6.5.    Indemnification and Exculpation

ARTICLE VII    FUNDING OF THE PLAN
7.1.    Funding

ARTICLE VIII    MERGER, AMENDMENT, AND TERMINATION
8.1.    Merger, Consolidation, or Acquisition
8.2.    Amendment and Termination

ARTICLE IX    ADOPTION BY AFFILIATED COMPANIES
9.1.    Adoption Procedure
9.2.    Withdrawal of Participating Employer

ARTICLE X    GENERAL PROVISIONS
10.1.    Nonalienation
10.2.    Effect on Other Benefit Plans
10.3.    Employer-Employee Relationship
10.4.    Incompetence
10.5.    Binding on Employer, Participants and Their Successors
10.6.    Tax Liability
10.7.    Severability
10.8.    Applicable Law

NALCO COMPANY
SUPPLEMENTAL PROFIT SHARING PLAN

ARTICLE I

INTRODUCTION
1.1. Adoption and Effective Date

Nalco Company (the “Company”) hereby establishes the Nalco Company Supplemental Profit Sharing Plan (the “Plan”), effective May 1, 2005, in order to provide supplemental retirement benefits to certain employees of the Company whose benefits under the tax-qualified Nalco Company Profit Sharing and Savings Plan (the “Qualified Plan”) are limited by the application of Sections 401(a)(17) and 415(c) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is intended to comply with the requirements of Code Section 409A.

1.2. Purpose

The purpose of the Plan is to provide Eligible Employees with supplemental retirement benefits that are primarily designed to provide benefits that would be payable to such individuals under the Qualified Plan if benefits under the Qualified Plan were determined without regard to the limitations and restrictions under Code Sections 401(a)(17) and 415(c). That portion of the Plan that provides benefits limited solely by the application of Code Section 415(c) is intended as a separate unfunded plan that meets the requirements of an “excess benefit plan” as described in Section 3(36) of ERISA. The remaining portion of the benefits provided by this Plan is intended as a separate unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA with the intent that it be exempt from the relevant requirements of Title I of ERISA. This Plan is not intended to satisfy the qualification requirements of Code Section 401.

ARTICLE II

DEFINITIONS AND CONSTRUCTION
2.1. Definitions

Where the following capitalized words and phrases appear in this Plan, they shall have the meaning set forth below, unless the context clearly requires a different meaning:

(a) “Account” means the accounts maintained by the Company and EBPAC for each Participant that reflects the Participant’s accrued benefit under the Plan.

(b) “Affiliated Company” means (a) any corporation which together with the Company is a member of a “controlled group” of corporations (as defined in Code Section 414(b)); (b) any organization which together with the Company is under “common control” (as defined in Code Section 414(c)); (c) any organization which together with the Company is an “affiliated service group” (as defined in Code Section 414(m)); and (d) any organization required to be aggregated with the Company pursuant to Code Section 414(o).

(c) “Beneficiary” means the individual, individuals, trust or other entity designated to receive the Participant’s benefits upon the death of the Participant pursuant to the terms of the Qualified Plan.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(e) “Disabled” means a Participant who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of a Participating Employer.

(f) “EBPAC” means the “Nalco Company Employee Benefit Plan Administration Committee,” which is responsible for the administration of the Qualified Plan and the Plan.

(g) “Effective Date” means May 1, 2005.

(h) “Eligible Employee” means an employee of a Participating Employer who is eligible to participate in the Qualified Plan at any relevant date.

(i) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations issued thereunder.

(j) “Participant” means an Eligible Employee who becomes a participant in the Plan as provided in Section 3.1.

(k) “Participating Employer” means the Company and each Affiliated Company that has elected to become a Participating Employer under this Plan as provided in Article IX.

(l) “Plan” means the “Nalco Company Supplemental Profit Sharing Plan” as set forth herein and as the same may be amended from time to time.

(m) “Plan Year” means the calendar year.

(n) “Profit Sharing Credits” means the amounts credited to a Participant’s Account pursuant to Section 4.2.

(o) “Qualified Plan” means the Nalco Company Profit Sharing and Savings Plan, as amended and restated effective as of January 1, 2004.

(p) “Retirement Date” means the date on which a Participant qualifies for early or normal retirement benefits under the Nalco Company Retirement Income Plan.

(q) “Termination of Employment” means a Participant’s separation from service (within the meaning of Code Section 409A) with the Company or an Affiliated Company for any reason.

2.2. Gender and Number; Headings

Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

2.3. Incorporation of the Qualified Plan

The Qualified Plan is hereby incorporated by reference into and shall form a part of this Plan as fully as if set forth herein. Any amendment made to the Qualified Plan shall also be incorporated by reference into and form a part of this Plan, as of the effective date of such amendment. The Qualified Plan, whenever referred to in this Plan, shall mean the Qualified Plan as amended, and as it exists as of the date any determination is made of benefits payable under this Plan.

ARTICLE III

PARTICIPATION
3.1. Participation

Each Eligible Employee shall become a Participant in the Plan as of the first date on which contributions made on his behalf to the Qualified Plan are limited by reason of the application of Code Section 401(a)(17) or 415(c), or the successors to such Sections. Notwithstanding any other provision of this Plan to the contrary, if EBPAC, in its sole discretion, determines that participation by any Participant shall cause this Plan to be subject to Part 2, 3 or 4 of Subtitle B of Title I of ERISA, EBPAC shall have the right, in its sole discretion, (i) to prevent the Participant from accruing any additional benefits under the Plan, and (ii) to the extent permitted by Code Section 409A, to immediately distribute the Participant’s entire Account balance.

ARTICLE IV

MAINTENANCE OF ACCOUNTS
4.1. Accounts

EBPAC (or its designee) shall establish an Account for each Participant who is entitled to receive a Profit Sharing Credit pursuant to Section 4.2. In its sole discretion, EBPAC may credit any Participant’s Account with an opening balance equal to such amount as EBPAC may determine to provide such Participant with the benefit that he would have accrued under the Plan if it had been implemented on a date prior to the Effective Date. Such Account shall be adjusted to reflect credits pursuant to this Article IV and distributions and forfeitures pursuant to Article V. EBPAC may, from time to time, assess reasonable service charges against Participants’ Accounts to defray costs associated with the implementation and administration of the Plan. Distributions shall be charged against Accounts on the dates on which the distributions are made and forfeitures shall be charged against Accounts on the dates on which the Participants incur a Termination of Employment.

4.2. Profit Sharing Credits

As of the last day of each Plan Year, the Company shall credit each Participant’s Account with a Profit Sharing Credit equal to:

(i) The amount of profit sharing contributions that would have been allocated to the Participant’s account under the Qualified Plan for such Plan Year if such contributions were calculated without regard to the limitations imposed by Code Sections 401(a)(17) and 415(c); minus

(ii) The amount of profit sharing contributions actually allocated to the Participant’s account under the Qualified Plan for such Plan Year.

4.3. Earnings Credits

EBPAC shall determine a rate of return to be applied to each Participant’s Account. The rate established by EBPAC shall be based on such factors as EBPAC deems appropriate. Such rate of return shall be credited to Participants’ Accounts as of the last day of each Plan Year or as of such other date or dates as EBPAC shall determine.

4.4. Vesting Upon Retirement, Death or Disability

A Participant shall become 100 percent vested in his Account if (i) he incurs a Termination of Employment as a result of retirement on or after his Retirement Date or death, or (ii) he becomes Disabled.

4.5. Vesting Upon Other Termination of Employment

Except as otherwise provided in Section 4.4, a Participant’s vested percentage in his Account shall be equal to his vested percentage in his Profit Sharing Account under the Qualified Plan. The portion of a Participant’s Account that is not fully vested pursuant to Section 4.4 or this Section 4.5 shall be forfeited on the date of the Participant’s Termination of Employment.

4.6. Participant Statements

A written statement indicating the total amount credited to a Participant’s Account as of the last day of the Plan Year shall be furnished to the Participant as soon as practicable after the end of each Plan Year.

ARTICLE V

DISTRIBUTION OF ACCOUNTS
5.1. Form of Distributions

A Participant’s Account shall be distributed to the Participant, or to his Beneficiary in the event of his death, in the form of a single lump-sum cash payment.

5.2. Timing of Distributions

A Participant’s Account shall be distributed as soon as administratively practicable following the earliest of: (i) the date that is six (6) months after the date of a Participant’s Termination of Employment for reasons other than death, (ii) the date of the Participant’s death, or (iii) the date a Participant becomes Disabled.

5.3. Offset for Amounts Received Under Other Arrangements
Any benefits which a Participant or the Participant’s Beneficiary is entitled to receive under this Plan shall be offset by the benefit, if any, that such recipient is entitled to receive under any other plan, agreement or arrangement with a Participating Employer that is intended to provide such recipients with benefits that cannot be provided under the Qualified Plan because of the limitations set forth in Code Sections 401(a)(17) and 415(c).

ARTICLE VI

ADMINISTRATION
6.1. Administration

This Plan shall be administered by EBPAC. EBPAC shall be the “named fiduciary” of the Plan (within the meaning of Section 402(a)(3) of ERISA) and the “administrator” of the Plan (within the meaning of Section 3(16)(A) of ERISA). EBPAC may assign some of its duties hereunder to officers or other management employees of the Company. EBPAC shall administer this Plan in a manner consistent with the administration of the Qualified Plan, except that this Plan shall be administered as an unfunded plan which is not intended to meet the qualification requirements of Code Section 401. EBPAC shall have the same rights and authority granted to it under the Qualified Plan, which shall include the full power, discretion and authority to interpret, construe and administer this Plan. EBPAC shall establish and maintain such accounts or records as EBPAC may from time to time consider necessary.

6.2. Claims Procedure

To the extent an expected benefit under this Plan is subject to ERISA, a Participant or Beneficiary who is denied all or a portion of such benefit for any reason may file a claim with EBPAC. Claims for benefits under this Plan shall be administered in accordance with the claims procedures contained in the Qualified Plan.

6.3. Finality of Determination

The determination of EBPAC as to any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons.

6.4. Expenses

The expenses of administering this Plan shall be borne by the Participating Employers in the proportions determined by EBPAC.

6.5. Indemnification and Exculpation

The members of EBPAC and its agents, and the officers, directors, employees and agents of the Company or any other Participating Employer, shall be indemnified and held harmless by the Participating Employers against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by them in settlement (with the Company’s written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person’s gross negligence or willful misconduct.

ARTICLE VII

FUNDING OF THE PLAN
7.1. Funding

Nothing contained herein shall require or be deemed to require the Company to segregate, earmark or otherwise set aside any funds or other assets to provide for any payments made hereunder. Benefits hereunder shall be paid from assets which shall continue, for all purposes, to be part of the general, unrestricted assets of the Company and its Affiliated Companies. The obligations of the Company hereunder shall be an unfunded and unsecured promise to pay money in the future. However, the Company may establish one or more trusts to assist in meeting its obligations under the Plan, the assets of which shall be subject to the claims of the Company’s general creditors. No current or former Participant, Beneficiary or other person, individually or as a employee of a group, shall have any right, title or interest in any account, fund, grantor trust, or any asset that may be acquired by the Company in respect of its obligations under the Plan (other than as a general creditor of the Company with an unsecured claim against its general assets).

ARTICLE VIII

MERGER, AMENDMENT, AND TERMINATION
8.1. Merger, Consolidation, or Acquisition

In the event of a merger, consolidation, or acquisition where a Participating Employer is not the surviving organization, unless the successor or acquiring organization shall elect to continue and carry on the Plan, this Plan shall terminate with respect to such Participating Employer, all benefits accrued to date shall become fully vested and no additional benefits shall accrue for the Participants of such organization. To the extent permitted by Code Section 409A, unpaid benefits shall be paid upon the termination of the Plan with respect to such Participants.

8.2. Amendment and Termination

EBPAC may amend or terminate the Plan at any time and in any manner, provided that no such amendment or termination may reduce the balance in any Participant’s Account. Such actions by EBPAC shall be binding upon all other Participating Employers. In addition, this Plan shall automatically terminate at the time of the termination of the Qualified Plan. To the extent permitted by Code Section 409A, upon termination of the Plan, EBPAC may, in its discretion, direct early distribution of all Participants’ Accounts.

ARTICLE IX

ADOPTION BY AFFILIATED COMPANIES
9.1. Adoption Procedure

With the consent of the Company, any other organization which satisfies the definition of Affiliated Company under the Qualified Plan and this Plan and which is eligible by law to do so, may adopt this Plan for the benefit of its Eligible Employees who are or who become participants under the Qualified Plan, on express condition that the Company assumes no liability as a result of any such adoption of this Plan by any other organization. Such other organization may adopt this Plan by

(a) executing an adoption instrument adopting the Plan, and agreeing to be bound as a Participating Employer by all the terms, provisions, conditions, and limitations of the Plan; and

(b) submitting all information required by the Company with reference to employees in its employment eligible for participation in the Plan.

The adoption instrument shall specify the effective date of such adoption of the Plan and shall become, as to such organization and persons in its employment, a part of this Plan. Any such adoption instrument may be in any form as recognized by the Company, including resolutions as may be adopted by the governing body of such Participating Employer. The Participating Employers under the Plan may be listed in an Appendix attached to the end of the Plan document.

9.2. Withdrawal of Participating Employer
Any Participating Employer may withdraw from the Plan by giving 30 days’ notice in writing of its intention to withdraw to the Company, unless a shorter notice shall be agreed to by the Company.

ARTICLE X

GENERAL PROVISIONS
10.1. Nonalienation

No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind (including pursuant to a qualified domestic relations order), and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge, or bankruptcy) in satisfaction of any debt, liability, or obligation, prior to receipt. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. Notwithstanding the foregoing provisions of this Section 10.1, no benefit amount payable under the Plan shall be payable until and unless any and all amounts representing debts or other obligations owed to the Company or other Participating Employer by the Participant with respect to whom such amount would otherwise be payable shall have been fully paid.

10.2. Effect on Other Benefit Plans

Amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of the Qualified Plan or any other retirement plans maintained by a Participating Employer. The treatment of such amounts under other employee benefit plans shall be determined pursuant to the provisions of such plans.

10.3. Employer-Employee Relationship

The establishment and operation of this Plan shall not be construed as conferring any legal or other rights upon any employee or any person for a continuation of employment, nor shall it interfere with the rights of a Participating Employer to discharge any employee or otherwise act with relation to the employee. A Participating Employer may take any action (including discharge) with respect to any employee or other person and may treat such person without regard to the effect which such action or treatment might have upon such person as a Participant under this Plan.

10.4. Incompetence

Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which EBPAC receives a written notice, in a form and manner acceptable to EBPAC, that such person legally vested with the care of such person’s person or estate has been appointed; provided, however, that if EBPAC shall find that any person to whom a benefit is payable under the Plan is unable to care for such person’s affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid as provided in the Qualified Plan, to the extent permitted by Code Section 409A. Any such payment so made shall be a complete discharge of liability therefor under the Plan.

10.5. Binding on Employer, Participants and Their Successors

This Plan shall be binding upon and inure to the benefit of the Participating Employers, their successors and assigns and the Participants and Beneficiaries, and their heirs, executors, administrators and legal representatives. The provisions of this Plan shall be applicable with respect to each Participating Employer separately, and amounts payable hereunder shall be paid by the Participating Employer of the particular Participant. In the event any Participant becomes entitled to a benefit under the Qualified Plan based on service with more than one Participating Employer, the benefit obligations under this Plan shall be apportioned among such Participating Employers as determined by EBPAC.

10.6. Tax Liability

A Participating Employer may withhold from a Participant’s salary and/or bonus, or from the Participant’s Account, in a manner determined by the Participating Employer, the Participant’s share of FICA and other employment taxes due with respect to his Account prior to distribution. A Participating Employer may withhold from any distribution of benefits hereunder any federal, state and local income, employment and other taxes required to be withheld by the Participating Employer in connection with such distribution, in amounts and in a manner to be determined in the sole discretion of the Participating Employer.

10.7. Severability

In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

10.8. Applicable Law

This Plan shall be governed and construed in accordance with the laws of the State of Illinois.
* * * * * * * * * *

IN WITNESS WHEREOF, EBPAC has caused this instrument to be executed by its chairman this ___ day of _____________, 2005, to be effective as of May 1, 2005.

NALCO COMPANY
By:________________________________
Chairman, Employee Benefit Plan
Administration Committee